Prepayments and other current assets (Tables)	12 Months Ended
Dec. 31, 2018
Prepayments and other current assets [Abstract]
Schedule of Prepayments and Other Assets
(In thousands)	December 31, 2017	December 31, 2018
Current portion:
Advance to suppliers (note a)	672	3,021
Interest-free loans to employees (note b)	3,670	3,616
Advance to employees for business purposes	503	180
Interest receivable	313	—
Rental and other deposits	1,232	2,604
Prepaid management insurance	161	192
Receivable from Nesound	181	—
Prepayment for taxation	12	69
Others	122	554
Total of prepayments and other current assets	6,866	10,236
Non-current portion:
Low-interest loans to employees, non-current portion	416	593
Prepayment for investment (note c)	1,469	—
Total of long-term prepayments and other assets	1,885	593

Note a:	Advances to suppliers primarily include prepaid rental expenses, service fee and license costs.

Note b:
The Group had entered into loan contracts with certain employees as at December 31, 2017 and 2018, under which the Group provided interest-free loans or low-interest loans to these employees. The loan amounts vary amongst different employees from repayable on demand to repayable in equal installments on a monthly basis over the term 8 to 10 years.  The balances classified as current represented loan amounts are repayable on demand or repayable within the next twelve months from the balance sheet date.

Note c:
The Group paid USD 1,469,000 to Henan Zhaoteng Investment Co., Ltd. for acquisition of an audio visual license from Henan Tourism in 2017, which was used for payment of purchase consideration when the transaction was completed in June 2018.